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                                                                    EXHIBIT 1.01



                                12,000,000 SHARES


                          VERITAS SOFTWARE CORPORATION

                  COMMON STOCK, U.S.$0.001 PAR VALUE PER SHARE







                             UNDERWRITING AGREEMENT
August 9, 1999


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                                     August 9, 1999




Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
SG Cowen Securities Corporation, as representatives
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York 10036

Dear Sirs and Mesdames:

        Seagate Software, Inc. ("SEAGATE") and Warburg, Pincus Investors, L.P. ("WARBURG", and collectively with Seagate, the "SELLING SHAREHOLDERS"), shareholders of VERITAS Software Corporation, a Delaware corporation (the "COMPANY"), severally propose to sell to the several underwriters named in
Schedule II hereto (the "UNDERWRITERS"), an aggregate of 12,000,000 shares of the common stock, par value U.S.$0.001 per share, of the Company (the "FIRM SHARES"), each Selling Shareholder selling the number of shares set forth opposite such Selling Shareholder's name in Schedule I hereto.

        Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation and SG Cowen Securities Corporation shall act as representatives (the "REPRESENTATIVES") of the several Underwriters.

        [Certain of the][The] Selling Shareholders also propose to sell to the several Underwriters not more than an additional 1,800,000 shares of the common stock, par value U.S.$0.001 per share, of the Company (the "ADDITIONAL SHARES")[, each such Selling Shareholder offering to sell the number of Additional Shares set forth opposite such Selling Shareholder's name in Schedule I hereto] if and to the extent that the Representatives shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES." The shares of the common stock, par value U.S.$0.001 per share, of the Company to



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be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK."

        The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "PROSPECTUS". If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement.

        The Underwriters acknowledge that concurrently with the offering of the Firm Shares, the Company and VERITAS Operating Corporation ("OPERATING") are offering $662,000,000 aggregate principal amount at maturity of their ___% Convertible Subordinated Notes due 2006 (the "NOTES") pursuant to an underwriting agreement dated the date hereof among the Company, Operating and the underwriters named therein ($99,300,000 aggregate principal amount at maturity of additional Notes is also offered in such underwriting agreement to be purchased at the underwriters' option) (the "DEBT OFFERING"). The consummation of the offering of the Shares is not contingent upon the consummation of the Debt Offering or vice versa.

        1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

                (a) The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

              (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the requirements of the Securities Act and the



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        applicable rules and regulations of the Commission thereunder and (iii)
        the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

              (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (d) Each subsidiary of the Company listed on Schedule III hereto (which schedule identifies all of the material subsidiaries of the Company) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

              (e) This Agreement has been duly authorized, executed and delivered by the Company.



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              (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock".

              (g) The shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding have been duly authorized and are validly issued, fully paid and non-assessable.

              (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as have been already obtained or made under the Securities Act and the rules and regulations of the Commission thereunder or as may be required by the securities or Blue Sky laws of the various states or the securities or similar laws of any foreign jurisdiction in connection with the offer and sale of the Shares.

              (i) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

              (j) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

              (k) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed



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        pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

              (l) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

              (m) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (n) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock (other than pursuant to the share repurchase program described in the Prospectus), nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

              (o) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.



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              (p) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate rights to use all material patents, patent rights, licenses, inventions, copyrights, software, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names necessary for the conduct of the business now operated by them as described in the Prospectus, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

              (q) The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

                (r) The Company has reviewed and is continuing to review its operations and that of its subsidiaries to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1,
        2000); as a result of such review, (i) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Prospectus which have not been accurately described in the Prospectus and (B) the Year 2000 Problem will have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole; and (ii) the Company reasonably believes, after due inquiry, that the critical



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        suppliers, vendors, customers or other material third parties used or served by the Company and such subsidiaries are addressing or will address the Year 2000 Problem in a timely manner (or that the Company has a reasonable belief that its contingency plans for such third parties' failure to address the Year 2000 Problem will be in place) except to the extent that a failure to address the Year 2000 Problem by any such critical supplier, vendor, customer or other material third party would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

              (s) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

        2. Representations and Warranties of Seagate Software, Inc. Seagate Software, Inc. ("SEAGATE") represents and warrants to and agrees with each of the Underwriters that:

              (a) This Agreement has been duly authorized, executed and delivered by or on behalf of Seagate.

              (b) The Custody Agreement signed by Seagate and _______, as Custodian, relating to the deposit of the Shares to be sold by Seagate (the "CUSTODY AGREEMENT") has been duly authorized, executed and delivered by Seagate and is a valid and binding agreement of Seagate.

              (c) The execution and delivery by Seagate of, and the performance by Seagate of its obligations under, this Agreement and the Seagate Custody Agreement will not result in a breach of any of the terms and provisions of, or constitute a default under, (i) the certificate of incorporation or by-laws of Seagate, (ii) any agreement or other instrument to which Seagate is a party (or by which any of Seagate's property or assets is bound or to which any property or assets of Seagate is subject), or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over Seagate, which judgment, order or decree names Seagate. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by Seagate of its obligations under this Agreement or the Seagate Custody Agreement, except such as have been already obtained or made under the Securities Act and the rules and regulations of the Commission thereunder or as may be required by the securities or Blue Sky



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        laws of the various states or the securities or similar laws of any foreign jurisdiction in connection with the offer and sale of the Shares.

              (d) Seagate has, and on the Closing Date will have, good and marketable title to the Shares to be sold by it and the legal right and power, and full right, power (including corporate power) and authority to enter into this Agreement and the Seagate Custody Agreement and to sell, transfer and deliver the Shares to be sold by it.

              (e) Upon the delivery of and against payment for the Shares to be sold by Seagate pursuant to this Agreement, the Underwriters will obtain good and marketable title to such Shares, free and clear of any security interests, claims, liens, equities and other encumbrances, assuming the Underwriters are bona fide purchasers within the meaning of the Uniform Commercial Code.

              (f) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, at the time of such amendment or supplement, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this paragraph 2(f) apply only to information relating to the Network Storage & Management Group ("NSMG") set forth in "Management's Discussion and Analysis of Financial Condition and Results of Operations C NSMG" and "Network & Storage Management Group Combined Financial Statements" (collectively, the "NSMG INFORMATION"), and the information relating to Seagate set forth under the captions "Principal Stockholders" and "Selling Stockholders" in the Registration Statement or the Prospectus; and provided further, that the NSMG Information contains only historical information relating to periods on or before May 28, 1999 and Seagate does not represent or warrant that any provisions, additions or deletions have been made that are necessary to make the NSMG Information not misleading, not contain any untrue statement of a material fact or about to state a material fact or not omit to state a material fact required to be stated therein with respect to the business, financial condition or results of operations or any other matter with respect to NSMG after May 28, 1999.



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              (g) Seagate has not taken, and will not take, directly or
        indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to this Agreement, and other than as permitted by the Securities Act, Seagate has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

        3. Representations and Warranties of Warburg, Pincus Investors, L.P. Warburg, Pincus Investors, L.P. ("WARBURG") represents and warrants to and agrees with each of the Underwriters that:

              (a) This Agreement has been duly authorized, executed and delivered by or on behalf of Warburg.

               (b) The Custody Agreement signed by Warburg and ________, as the Custodian, relating to the deposit of the Shares to be sold by Warburg (the "WARBURG CUSTODY AGREEMENT" has been duly authorized, executed and delivered by Warburg and is a valid and binding agreement of Warburg.

              (c) The execution and delivery by Warburg of, and the performance by Warburg of its obligations under, this Agreement and the Warburg Custody Agreement will not contravene any provision of (i) the partnership agreement or other constitutive documents of Warburg, (ii) any applicable law or any agreement or other instrument binding upon Warburg, or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over Warburg. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by Warburg of its obligations under this Agreement or the Warburg Custody Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

              (d) Warburg has, and on the Closing Date will have, valid title to the Shares to be sold by it and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Warburg Custody Agreement and to sell, transfer and deliver the Shares to be sold by it.

              (e) The Shares to be sold by Warburg pursuant to this Agreement have been duly authorized and are validly issued, fully paid and non-assessable.



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              (f) Delivery of the Shares to be sold by Warburg pursuant to this
        Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

              (g) With respect to the information relating to Warburg set forth under the captions "Principal Stockholders" and "Selling Stockholders," the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (h) Warburg has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to this Agreement, and other than as permitted by the Securities Act, Seagate has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

        4. Agreements to Sell and Purchase. (a) On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each Selling Shareholder, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Selling Shareholder at U.S.$______ a share (the "PURCHASE PRICE") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Selling Shareholder as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

              (b) On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, [each Selling Shareholder] agrees, severally and not jointly, to sell to the Underwriters [such Selling Shareholder's pro rata share (determined by dividing the number of Firm Shares sold by such Selling Shareholder by the total number of Firm Shares sold by all the Selling Shareholders pursuant to this Agreement)] [______ Shares by Seagate and ________ Shares by Warburg] of the Additional Shares, and the Underwriters shall have the right to purchase, from time to time during the 30 days after the date of



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        this Agreement, severally and not jointly, up to an aggregate of
        1,800,000 Additional Shares at the Purchase Price. If the Representatives, on behalf of the Underwriters, elect to exercise such option, the Representatives shall so notify [the Selling Shareholders] in writing not later than 30 days after this date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 6 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

              (c) The Company hereby confirms its engagement of Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") as, and Morgan Stanley hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter", within the meaning of Section (b)
        (15) of Rule 2720 of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Shares. Morgan Stanley, solely in its capacity as the qualified independent underwriter and not otherwise, is referred to herein as the "QIU". The price at which the Shares will be sold to the public shall not be higher than the maximum price recommended by the QIU.

              (d) Each of Seagate and Warburg agrees to execute a "lock-up" agreement substantially in the forms set forth in Exhibits A and B respectively.

        5. Terms of Public Offering. The Company and the Selling Shareholders are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company and the Selling Shareholders are further advised by you that the Shares are to be offered to the public initially at U.S.$___ a share (the "PUBLIC OFFERING PRICE") and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$____ a share under the Public Offering Price, and that any



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Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S.$___ a share, to any Underwriter or to certain other dealers.

        6. Payment and Delivery. Payment for the Firm Shares to be sold by each Selling Shareholder shall be made to such Selling Shareholder in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 9:00 a.m., New York City time, on August 12, 1999, or at such other time on the same or such other date, not later than August 19, 1999, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

        Payment for any Additional Shares shall be made to the Selling Shareholders in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 9:00 a.m., New York City time, on the date specified in the notice described in Section 4 or at such other time on the same or on such other date, in any event not later than September 23, 1999, as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE."

        Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

        7. Conditions to the Underwriters' Obligations. The obligations of the Selling Shareholders to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than __________ (New York City time) on the date hereof.

        The several obligations of the Underwriters are subject to the following further conditions:

              (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:



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                      (i) there shall not have occurred any downgrading, nor
               shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                     (ii) there shall not have occurred any change, or any
               development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

              (b) The Underwriters shall have received on the Closing Date:

                      (i) a certificate of the Company, dated the Closing Date
               and signed by an executive officer of the Company, to the effect set forth in Section 7(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date (the officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened); and

                     (ii) a certificate of each Selling Shareholder, dated the
               Closing Date and signed by an officer of such Selling Shareholder, to the effect the representations and warranties of such Selling Shareholder contained in this Agreement are true and correct as of the Closing Date and that such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

              (c) The Underwriters shall have received on the Closing Date an opinion of Fenwick & West LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

                      (i) the Company has been duly incorporated, is validly
               existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                     (ii) each subsidiary listed on Schedule III hereto of the
               Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                    (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

                     (iv) the shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding at the Closing Date have been duly authorized and are validly issued, fully paid and non-assessable;

                      (v) all of the issued shares of capital stock of each
               subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, to the best of such counsel's knowledge, are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims;

                     (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                    (vii) no consent, approval, authorization or order of, or
               qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as have been already obtained or made under the Securities Act and the rules and regulations of the Commission thereunder or as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

                   (viii) the statements (A) in the Prospectus under the caption
               "Description of Capital Stock" and (B) in Part II of the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                     (ix) such counsel does not know of any legal or
               governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                      (x) the Company is not an "investment company" or an
               entity "controlled" by an "investment company as such terms are defined in the Investment Company Act of 1940, as amended; and

                      (xi) such counsel is of the opinion that the Registration
               Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission hereunder.

               In addition, nothing has come to the attention of such counsel that causes such counsel to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               With respect to Section 7(c)(xi) and statements in the above paragraph, Fenwick & West LLP may state that its opinion and belief are based upon its participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

              (d) The Underwriters shall have received on the Closing Date an opinion of Jay Jones, internal counsel for the Company, dated the Closing Date, to the effect that the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the company or any subsidiary.

              (e) The Underwriters shall have received on the Closing Date an opinion of Wilson Sonsini Goodrich & Rosati ("WSGR"), counsel for Seagate, dated the Closing Date, to the effect that:

                      (i) Seagate has been duly incorporated, is validly
               existing as a corporation in good standing under the laws of the jurisdiction of its incorporation;

                     (ii) this Agreement has been duly authorized, executed and delivered by or on behalf of Seagate;

                    (iii) the Seagate Custody Agreement has been duly
               authorized, executed and delivered by Seagate and is a valid and binding agreement of Seagate.

                     (iv) the execution and delivery by Seagate of, and the
               performance by Seagate of its obligations under, this Agreement and the Seagate Custody Agreement will not result in a breach of any of the terms and provisions of, or constitute a default under
               (x) the certificate of incorporation or by-laws of Seagate, (y) to such counsel's knowledge, any agreement or other instrument binding upon Seagate to which Seagate is a party and which has been filed as an exhibit by Seagate with the Securities and Exchange Commission pursuant to Item 601 of Regulation S-K, or
               (z) to such counsel's knowledge, any material judgment, order or decree of any governmental body, agency or court having jurisdiction over Seagate, which judgment order or decree names Seagate, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by Seagate of its obligations under this Agreement or the Seagate Custody Agreement, except such as have been already obtained or made under the Securities Act and the rules and regulations of the Commission thereunder or as may be required by securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

                      (v) Seagate has the legal right and power, and full right, power (including corporate power) and authority, to sell, transfer and deliver the Shares to be sold by it; and

                     (vi) Upon the delivery of and against payment for the
               Shares to be sold by Seagate pursuant to this Agreement, the Underwriters will obtain good and marketable title to such Shares, free and clear of any security interests, claims, liens, equities and other encumbrances, assuming the Underwriters are bona fide purchasers within the meaning of the Uniform Commercial Code.

               (f) The Underwriters shall have received on the Closing Date an opinion of counsel for Warburg, dated the Closing Date, to the effect that:

                      (i) Warburg is validly existing as a limited partnership
               in good standing under the laws of the jurisdiction of the State of

               Delaware, has the all requisite partnership power and authority to own its property and to conduct its business and is duly qualified to transact business and is in good standing as a foreign limited partnership in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Warburg;

                     (ii) this Agreement has been duly authorized, executed and delivered by or on behalf of Warburg;

                    (iii) the Warburg Custody Agreement has been duly
               authorized, executed and delivered by Warburg and is a valid and binding agreement of Warburg.

                     (iv) the execution and delivery by Warburg of, and the
               performance by Warburg of its obligations under, this Agreement and the Warburg Custody Agreement will not contravene any provision of (x) the limited partnership agreement or other constitutive documents of Warburg, (y) any applicable New York or federal law or, to the best of our knowledge, any agreement or other instrument binding upon Warburg, or (z) to the best of our knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over Warburg, and no consent, approval, authorization or order of, or qualification with, any New York or federal governmental body or agency is required for the performance by Warburg of its obligations under this Agreement or the Warburg Custody Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

                      (v) assuming that the Underwriters purchase the Shares
               sold by Warburg pursuant to the Underwriting Agreement for value, in good faith and without any notice of an adverse claim (as defined in the New York Uniform Commercial Code), the delivery of such Shares pursuant to the Underwriting Agreement will pass good and valid title to such Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other claim.

              (g) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 7(c)(vi),

        7(c)(viii) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters") and 7(c)(xi) above.

               In addition, nothing has come to the attention of such counsel that causes such counsel to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      With respect to Section 7(c)(xi) above and the statements in the above paragraph, Davis Polk & Wardwell may state that its opinion and belief are based upon its participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Sections 7(e) and 7(f) above respectively, WSGR and counsel to Warburg may rely upon an opinion or opinions of any other counsel for Seagate or Warburg respectively, and, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of each of Seagate and Warburg respectively contained herein and in the Seagate Custody Agreement and the Warburg Custody Agreement, respectively and in other documents and instruments; provided that (A) each such other counsel for Seagate or Warburg is satisfactory to your counsel, (B) a copy of each opinion so relied upon is delivered to you and is in form and substance satisfactory to your counsel, (C) copies of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel and
        (D) such counsel shall state in their opinion that they are justified in relying on each such other opinion.

                      The opinions of Fenwick & West LLP and counsel to the Selling Shareholders described in Sections 7(c), 7(d), 7(e) and 7(f) above (and any opinions of counsel for any Selling Shareholder referred to in the immediately preceding paragraph) shall be rendered to the Underwriters at the request of Seagate or Warburg, as the case may be, and shall so state therein.

              (h) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from each of Ernst & Young LLP and KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

              (i) The "lock-up" agreements, each substantially in the form of Exhibits A through E hereto, between you and the Company and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

        The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

        8. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

              (a) To furnish to you, without charge, signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 8(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

              (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the

        Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

              (c) If, during such period after the first date of the public offering of the Shares as in the reasonable opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

              (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

              (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending September 30, 2000 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

        9. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state laws and all expenses in connection with the qualification of the Shares for offer and sale under state laws as provided in Section 8(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses in connection with the preparation and filing of any registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the Nasdaq National Market and foreign stock exchanges, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) all taxes, if any, on the transfer and sale of the Shares being sold by each Selling Shareholder, and (x) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders hereunder for which provision is not otherwise made in this Section. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, each of Seagate and Warburg agrees, severally and not jointly, to pay or cause to be paid the fees, disbursements and expenses of its counsel in connection with the registration and delivery of the Shares under the Securities Act. It is understood, however, that except as provided in this Section, Section 10 entitled "Indemnity and Contribution", and the last paragraph of Section 12 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

        The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and the Selling Shareholders may otherwise have for the allocation of such expenses among themselves.

       10. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter or Selling Shareholder furnished to the Company in writing by such Underwriter or such Selling Shareholder through you expressly for use therein.

       (b) The Company agrees to indemnify and hold harmless the QIU and each person, if any, who controls the QIU within the meaning of either such section from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the QIU furnished to the Company in writing by the QIU through you expressly for use therein

       (c) Seagate agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either such section, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to (i) information relating to Seagate furnished in writing by or on behalf of Seagate expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto, and (ii) the NSMG Information and provided that, with respect to any amount due an indemnified person under this paragraph (c), Seagate shall be liable only to the extent of the net proceeds received by Seagate from the sale of Seagate's Shares pursuant to this Agreement.

        (d) Warburg agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either such section, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to Warburg set forth in the statements in the Prospectus under "Selling Shareholder," and provided that, that with respect to any amount due an indemnified person under this paragraph
(c), Warburg shall be liable only to the extent of the net proceeds received by Warburg from the sale of Warburg's Shares pursuant to this Agreement.

       (e) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

       (f) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 10(a), 10(b), 10(c), 10(d) or 10(e) or such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable period of time after notice of such proceeding or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than two separate firms (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of any Underwriters, such firm shall be designated in writing by Morgan Stanley. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firms for the Selling Shareholders and such control persons of any Selling Shareholders, such firms shall be designated in writing by each of the Selling Shareholders. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

       (g) To the extent the indemnification provided for in Section 10(a), 10(b), 10(c), 10(d) or 10(e) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 10(g)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 10(g)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Selling Shareholder and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Selling Shareholders or by the

Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 10 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

       (h) The Company, the Selling Shareholders, the Underwriters and the QIU agree that it would not be just or equitable if contribution pursuant to this
Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in
Section 10(g). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

        (i) The indemnity and contribution provisions contained in this Section 10 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement,
(ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

       11. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 11(a)(i) through 11(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

       12. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

        If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II and III bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 12 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Shareholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either you or the relevant Selling Shareholders shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Selling Shareholder shall be unable to perform its obligations under this Agreement, the Selling Shareholders will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

       13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

       14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

       15. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                       Very truly yours,

                                       VERITAS SOFTWARE CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        SEAGATE SOFTWARE, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        WARBURG, PINCUS INVESTORS L.P.

                                        Warburg, Pincus & Co., its general
                                        partner


                                        By:_____________________________________
                                           Name:
                                           Title:

Accepted as of the date hereof

MORGAN STANLEY & CO.
   INCORPORATED
CREDIT SUISSE FIRST BOSTON
   CORPORATION
GOLDMAN, SACHS & CO.
DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
SG COWEN SECURITIES
   CORPORATION
   Acting severally on behalf of
   themselves and the several U.S.
   Underwriters named in Schedule II hereto.

By:  MORGAN STANLEY & CO.
        INCORPORATED

By:_____________________________________
   Name:
   Title:

                                                                      SCHEDULE I


                                                      NUMBER OF FIRM SHARES TO
                SELLING SHAREHOLDER                            BE SOLD
                -------------------                   ------------------------
Seagate Software, Inc.

Warburg, Pincus Investors, L.P.


                                                              ----------
     Total:                                                   12,000,000
                                                              ==========

                                                                     SCHEDULE II


                                                      NUMBER OF FIRM SHARES TO
                      UNDERWRITER                           BE PURCHASED
                      -----------                     -------------------------
Morgan Stanley & Co. Incorporated


Credit Suisse First Boston Corporation


Goldman, Sachs & Co.


Donaldson, Lufkin & Jenrette Securities
Corporation

SG Cowen Securities Corporation




                                                            ----------
     Total:                                                 12,000,000
                                                            ==========

                                                                    SCHEDULE III

                            MATERIAL SUBSIDIARIES OF
                          VERITAS SOFTWARE CORPORATION


VERITAS Operating Corporation
Seagate Software Network & Storage Management Group

                                                                       EXHIBIT A


                FORM OF LOCK-UP LETTER FOR SEAGATE SOFTWARE, INC.


                                      August 9, 1999

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
SG Cowen Securities Corporation, as representatives
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York 10036

Dear Sirs and Mesdames:

        The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with VERITAS Software Corporation, a Delaware corporation (the "COMPANY"), and certain stockholders of the Company (the "SELLING STOCKHOLDERS") in connection with the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS"), of up to 12,000,000 shares (the "SHARES") of common stock of the Company (the "COMMON STOCK").

        To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another person, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement, (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offerings or (c) transfers of any equity securities to affiliates of the undersigned so long as such transferees, prior to or simultaneous with such transfer, agree to be bound by the foregoing restrictions for the remainder of the period for which the undersigned is bound. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

        Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                         Very truly yours,

                                         SEAGATE SOFTWARE, INC.


                                         By:_____________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT B

           FORM OF LOCK-UP LETTER FOR WARBURG, PINCUS INVESTORS, L.P.


                                      August 9, 1999

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
SG Cowen Securities Corporation, as representatives
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York 10036

Dear Sirs and Mesdames:

        The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with VERITAS Software Corporation, a Delaware corporation (the "COMPANY"), and certain stockholders of the Company (the "SELLING STOCKHOLDERS") in connection with the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS"), of up to 12,000,000 shares (the "SHARES") of common stock of the Company (the "COMMON STOCK").

        To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another person, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offerings. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

        The undersigned agrees to be bound by this agreement whether or not the undersigned participates in the Public Offering as one of the Selling Stockholders.

        Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                    Very truly yours,

                                    WARBURG, PINCUS INVESTORS, L.P.

                                    Warburg, Pincus & Co., its general
                                    partner

                                    By:_________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT C

                     FORM OF LOCK-UP LETTER FOR THE COMPANY

                                    August 9, 1999

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
SG Cowen Securities Corporation, as representatives
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York 10036

Dear Sirs and Mesdames:

        The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with the undersigned, a Delaware corporation (the "COMPANY"), and certain stockholders of the Company, in connection with the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS"), of up to 12,000,000 shares (the "SHARES") of common stock of the Company (the "COMMON STOCK").

        To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (each, a "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another person, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the issuance by the Company of the Common Stock, (b) the grant by the Company of options or issuance by it of stock upon the exercise of outstanding stock options pursuant to the Company's stock option plans, or (c) actions taken by the Company in connection with acquisitions of technologies, businesses or portions thereof. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

        Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                    Very truly yours,

                                    VERITAS SOFTWARE CORPORATION



                                    By:_________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT D

                      FORM OF LOCK-UP LETTER FOR MANAGEMENT

                                    August 9, 1999

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
SG Cowen Securities Corporation, as representatives
c/o  Morgan Stanley & Co. Incorporated
       1585 Broadway
       New York, New York 10036

Dear Sirs and Mesdames:

        The undersigned (collectively, the "MANAGEMENT") understand that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with VERITAS Software Corporation, a Delaware corporation (the "COMPANY"), and certain stockholders of the Company, in connection with the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS"), of up to 12,000,000 shares (the "SHARES") of common stock of the Company (the "COMMON STOCK").

        To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agree that, except as to 600,000 shares of common stock held in the aggregate by Management, as further described in Annex A attached hereto, without the prior written consent of Morgan Stanley on behalf of the Underwriters, they will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (each, a "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another person, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offerings. In addition, the undersigned agree that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, they will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

        Whether or not the Public Offerings actually occur depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

        This agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                                       Very truly yours,


                                       _________________________________________
                                       Mark Leslie
                                       Chief Executive Officer



                                       _________________________________________
                                       Terence R. Cunningham
                                       President and Chief Operating Officer



                                       _________________________________________
                                       Geoffrey W. Squire
                                       Executive Vice-President



                                       _________________________________________
                                       Fred van den Bosch
                                       Executive Vice-President


                                       _________________________________________
                                       Peter J. Levine
                                       Senior Vice-President

                                       _________________________________________
                                       Kenneth Lonchar
                                       Senior Vice-President


                                       _________________________________________
                                       Paul A. Sallaberry
                                       Senior Vice President


                                       _________________________________________
                                       Jay A. Jones
                                       Senior Vice-President


                                       _________________________________________
                                       Michael Colemere
                                       Vice-President


                                       _________________________________________
                                       Michael Wentz
                                       Vice-President


                                       _________________________________________
                                       David Hallmen
                                       Vice-President

                                     ANNEX A


OFFICER                                           NUMBER OF SHARES(1)
-------                                           -----------------
Mark Leslie

Terence R. Cunnigham

Geoffrey W. Squire

Fred van den Bosch

Peter J. Levine

Kenneth Lonchar

Paul Sallaberry

Jay A. Jones

Michael Colmere

Michael Wentz

David Hallmen
                                                          --------
TOTAL                                                     600,000




--------------
        (1) Subject to revision. If any listed officer decides to dispose of less than the number of shares of common stock of the Company listed opposite his name, he will advise Jay A. Jones, Senior Vice President and General Counsel of the Company, who will be responsible for consulting with the other listed officers and taking all appropriate action to the reallocation of such shares among the other listed officers.

                                                                       EXHIBIT E


                    FORM OF LOCK-UP LETTER FOR THE DIRECTORS


Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
SG Cowen Securities Corporation, as representatives
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York 10036

Dear Sirs and Mesdames:

        The undersigned (collectively, the "DIRECTORS") understand that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") propose to enter into Underwriting Agreement (the "UNDERWRITING AGREEMENT") with VERITAS Software Corporation, a Delaware corporation (the "COMPANY"), and certain stockholders of the Company, in connection with the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS"), of up to 12,000,000 shares (the "SHARES") of common stock of the Company (the "COMMON STOCK").

        To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agree that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, they will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (each, a "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another person, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offerings. In addition, the undersigned agree that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, they will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

        Whether or not the Public Offering actually occur depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

        This agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                                       Very truly yours,



                                       _________________________________________
                                       Steven Brooks
                                       Director


                                       _________________________________________
                                       William H. Janeway
                                       Director


                                       _________________________________________
                                       Gregory B. Kerfoot
                                       Director


                                       _________________________________________
                                       Stephen J. Luczo
                                       Director


                                       _________________________________________
                                       Joseph D. Rizzi
                                       Director




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